UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC  20549

FORM 8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 6, 2011

TRYCERA FINANCIAL, INC.
 (Exact name of registrant as specified in its Charter)

Nevada	0-30872	33-0910363
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

18200 Von Karman Avenue, Suite 850
Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 263-1800
(Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01. Other Events

Trycera Financial, Inc. (OTC BB:TRYF), a diversified financial services company, today announced that its Vice President of Sales, Reiner Vanooteghem, has resigned to pursue other opportunities.

The Company will shift all interim sales efforts and initiatives to current third party business development advisors and consultants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRYCERA FINANCIAL, INC.
(Registrant)

Date: February 10, 2011	By:	/s/ Ray A. Smith
Ray A. Smith
CEO & President